HARMAN

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SYMPHONY TELECA & RED BEND ACQUISITIONS DINESH PALIWAL CHAIRMAN AND CHIEF EXECUTIVE OFFICER JANUARY 22, 2015 SANDRA ROWLAND CHIEF FINANCIAL OFFICER Exhibit 99.3

HARMAN International.  Confidential.  Copyright 2015
FORWARD LOOKING
Except for historical information contained herein, the matters discussed in this earnings release are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended.  One should not place undue reliance on these statements.  The Company bases these statements on particular assumptions that it has made in light of its industry experience, as well as its perception of historical trends, current market conditions, current economic data, expected future developments and other factors that the Company believes are appropriate under the circumstances.  These statements involve risks, uncertainties and assumptions that could cause actual results to differ materially from those suggested in the forward-looking statements, including but not limited to: (1) the Company’s ability to maintain profitability in its infotainment division if there are delays in its product launches which may give rise to significant penalties and increased engineering expense; (2) the loss of one or more significant customers, or the loss of a significant platform with an automotive customer; (3) fluctuations in currency exchange rates, particularly with respect to the value of the U.S. Dollar and the Euro; (4) the Company’s ability to successfully implement its global footprint initiative, including achieving cost reductions and other benefits in connection with the restructuring of its manufacturing, engineering, procurement and administrative organizations; (5) fluctuations in the price and supply of raw materials including, without limitation, petroleum, copper, steel, aluminum, synthetic resins, rare metals and rare-earth minerals, or shortages of materials, parts and components; (6) the inability of the
Company’s suppliers to deliver products at the scheduled rate and disruptions arising in connection therewith; (7) the Company’s ability to maintain a competitive technological advantage through innovation and leading product designs; (8) the Company’s failure to maintain the value of its brands and implementing a sufficient brand protection program; and (9) other risks detailed in the Harman International Industries, Incorporated
Annual Report on Form 10-K for the fiscal year ended June 30, 2014 and other filings made by the Company with the Securities and Exchange
Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement except as required by law.
This earnings release also makes reference to the Company’s awarded business, which represents the estimated future lifetime net sales for all customers. The Company's future awarded business does not represent firm customer orders.  The Company reports its awarded business primarily based on written award letters. To validate these awards, the Company uses various assumptions including global vehicle production forecasts, customer take rates for the Company’s products, revisions to product life cycle estimates and the impact of annual price reductions and exchange rates, among other factors.  These assumptions are updated and reported externally on an annual basis. The Company updates the estimated awarded business quarterly by adding the value of new awards received and subtracting sales recorded during the quarter. These quarterly updates do not include any assumptions for increased take rates, revisions to product life cycle, or any other factors.
INFORMATION

HARMAN International. Confidential. Copyright 2015 TWO TRANSFORMATIVE TRANSACTIONS 3

HARMAN International.  Confidential.  Copyright 2015
OVERVIEW
SYMPHONY TELECA (STC)
4
• Outsourced Product Development and Software Services company
• Focused at the intersection of cloud, mobility, and analytics
• Headquartered in Silicon Valley
• ~8,000 employees, primarily software engineers and designers

HARMAN

symphony teleca

SIRIUS | XM SATELLITE RADIO

JAGUAR

LAND ROVER

intel

Adobe

Symphony HEALTH SOLUTIONS

HARMAN

Google

VERTU

Microsoft

TESCO

COMCAST

verizon

caradigm

XBOX

HARMAN International. Confidential. Copyright 2015 DIVERSE CUSTOMER BASE 5 • Impressive roster of over 300 technology leaders

HARMAN International.  Confidential.  Copyright 2015
GLOBAL SOFTWARE
SERVICES MARKET
COST FOCUSED REVENUE FOCUSED
SYMPHONY
TELECA
IT
Outsourcing
Business Process
Outsourcing
OPD, Software
Engineering and
Services
STRATEGIC VALUE

HARMAN International.  Confidential.  Copyright 2015
OVERVIEW
ADDRESSABLE MARKET
• Fast-growing, high margin addressable
market estimated at $40 billion in 2017
• Aligned with most high opportunity
verticals:  IoT, Telecom, Consumer
Electronics, ISV, Healthcare, Auto
• Well-positioned within the mobile and
automotive value chain
Source: Ernst & Young
Addressable Market Growth Forecast (aligned to STC Business Units)
20
24
28
34
40
0
5
10
15
20
25
30
35
40
45
2013 2014 2015 2016 2017

HARMAN International.  Confidential.  Copyright 2015
STRATEGIC
RATIONALE
CLOUD
MOBILITY ANALYTICS
• Platform for integrated services serving converged markets
• S/W engineering & integration services for connected experiences
• Accelerated innovation for market expansion
• Deep technical partnerships
• Diversified revenue mix and enhanced growth profile
HARMAN International.  Confidential.  Copyright 2015

HARMAN International. Confidential. Copyright 2015 TWO TRANSFORMATIVE TRANSACTIONS 9

HARMAN

Red Bend Software

SAMSUNG

verizon

LG

Telit

at&t

lenovo

Sprint

CHINA MOBILE

HUAWEI

HARMAN International.  Confidential.  Copyright 2015
OVERVIEW
RED BEND SOFTWARE
•
~230 employees
•
Israel, France, US, UK, Japan, China,
Korea, Germany
•
Impressive customer roster
•
Smart-connectivity technology for:
•
Internet of Things (IoT)
•
Cutting-edge OTA updating and
virtualization technology for cyber
security
10
AUTOMOTIVE OEMS
FROM EUROPE AND
NORTH AMERICA

HARMAN

Red Bend Software

HTML 5

AUTOMOTIVE GRADE LINUX

QNX

Over the Air

Red Bend Software

iOnRoad™

HARMAN International. Confidential. Copyright 2015 NEXT GENERATION INFOTAINMENT 11 ADVANCED SAFETY UPGRADEABILITY CYBER SECURITY HARMAN

HARMAN International. Confidential. Copyright 2015 STRATEGIC RATIONALE 12 TODAY TOMORROW Handsets, Mobile Infotainment, ECUs in Automobile “RED BEND BY HARMAN” : THE DE FACTO OTA INDUSTRY STANDARD

HARMAN International. Confidential. Copyright 2015 TWO TRANSFORMATIVE TRANSACTIONS 13

HARMAN International.  Confidential.  Copyright 2015
FINANCIAL TERMS
SYMPHONY TELECA
14
•
100% of equity at closing on a cash-free, debt free basis in two steps:
•
Earn-Out Opportunity based on Calendar Year 2015 Revenue
ESTIMATES IN
MILLIONS OF DOLLARS
CASH* STOCK* TOTAL
CONSIDERATION
PAYMENT 1
(AT CLOSING)
$382 $166 $548
PAYMENT 2
(Q3 FY 2017)
$232 0 $232
$614 $166 $780
*Shares subject to 1 year lock-up; 1.6 million shares. Subject to customary closing adjustments

HARMAN International.  Confidential.  Copyright 2015
FINANCIAL TERMS
RED BEND SOFTWARE
15
•
$170M at Closing
•
42% cash - $71M*
•
58% stock - $99M* (6-month lockup)
•
950,000 shares*
•
$30M Performance Based Earn-Out Opportunity
•
Payable in January 2017
*Subject to customary closing adjustments

HARMAN

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